IVY FUNDS
Macquarie Multi-Asset Income Fund (formerly, Delaware Ivy Multi-Asset Income Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus (as amended) and
Statutory Prospectus (as amended), each dated January 29, 2025

Effective immediately, the following replaces in its entirety the section entitled, “How we manage the Fund – How has Macquarie Multi-Asset Income Fund performed? – Average annual total returns for the periods ended December 31, 2024:

Average annual total returns for periods ended December 31, 2024

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 10/1/15‑12/31/24)	-4.35%	1.28%	3.64%
Class A return after taxes on distributions (lifetime: 10/1/15‑12/31/24)	-5.80%	-0.48%	1.91%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 10/1/15‑12/31/24)	-2.37%	0.40%	2.23%
Class C return before taxes (lifetime: 10/1/15‑12/31/24)	-0.35%	1.68%	3.63%
Institutional Class return before taxes (lifetime: 10/1/15‑12/31/24)	1.68%	2.86%	4.67%
Class R6 return before taxes (lifetime: 10/1/15‑12/31/24)	1.79%	2.88%	4.73%
Class Y return before taxes (lifetime: 10/1/15‑12/31/24)	1.46%	2.52%	4.34%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/24) *	18.02%	10.58%	11.39%
MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses) (lifetime: 10/1/15‑12/31/24) *	17.49%	10.06%	10.83%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15-12/31/24)*	1.25%	-0.33%	1.33%
50% MSCI ACWI (All Country World Index) (net) (reflects no deduction for fees or expenses) + 50% ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15‑12/31/24)	12.82%	7.16%	8.41%
ICE BofA US High Yield Index (reflects no deduction for fees, expenses, or taxes) (lifetime: 10/1/15-12/31/24)	8.20%	4.04%	5.82%
* In connection with new regulatory requirements, effective September 30, 2024, the Fund changed its broad-based securities market benchmark index to the MSCI ACWI Index and the Bloomberg US Aggregate Index. Although the MSCI ACWI Index and the Bloomberg US Aggregate Index can be considered broadly representative of the overall securities market applicable to the Fund, the Fund will continue to show the performance of the blended benchmark for comparative purposes because the Manager believes it is more representative of the Fund's investment universe.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 18, 2025.